497(d)

                                 FT 256

            THE DOW (SM) TARGET 5 TRUST, AUGUST 1998 SERIES
           THE DOW (SM) TARGET 10 TRUST, AUGUST 1998 SERIES
                TARGET 25 TRUST, AUGUST 1998 SERIES
              TARGET SMALL-CAP TRUST, AUGUST 1998 SERIES
              GLOBAL TARGET 15 TRUST, AUGUST 1998 SERIES
              GLOBAL TARGET 30 TRUST, AUGUST 1998 SERIES

          Supplement to the Prospectus dated July 31, 1998

Notwithstanding anything to the contrary in the Prospectus, sales on or after August 13, 1998 will be made to dealers and other at prices which represent a concession or agency commission of 2.25% of the Public Offering Price ($.13 per Unit on purchases by Rollover Unit holders) for primary and secondary market sales. In addition, the Net Dealer Concessions set forth in the table on page 25 of Part II of the Prospectus shall be amended for sales made on or after August 13, 1998 from 1.90%, 1.65%, 1.30%, 1.15% and 0.50% to 2.00%, 1.75%, 1.40%, 1.25%
and 0.50%, respectively, and the Additional Concessions table on page 28 of Part II of the Prospectus shall be replaced with the following, which shall apply to the sale of all Units on which dealers and others may be compensated, including those sold subject to a reduced sales charge for volume purchases:

Total Sales per Trust                      Additional Concession
_____________________                      _____________________
$40,000,000 but less than $50,000,000      0.050%
$50,000,000 but less than $75,000,000      0.125%
$75,000,000 but less than $100,000,000     0.150%
$100,000,000 or more                       0.200%

August 13, 1998